   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2005


                                                     REGISTRATION NO. 333-113768
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------


                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              -------------------

                            AMERICAN EXPRESS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

                   NEW YORK                                      13-4922250
(STATE OR OTHER JURISDICTION OF INCORPORATION       (I.R.S. EMPLOYER IDENTIFICATION NO.)
               OR ORGANIZATION)

                    WORLD FINANCIAL CENTER, 200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              -------------------

                             LOUISE M. PARENT, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                                200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                              -------------------

                               COPIES OF ALL COMMUNICATION TO:
            DAVID S. CARROLL, ESQ.                       LESLIE N. SILVERMAN, ESQ.
                GROUP COUNSEL                               CRAIG B. BROD, ESQ.
           AMERICAN EXPRESS COMPANY                 CLEARY GOTTLIEB STEEN & HAMILTON LLP
               200 VESEY STREET                              ONE LIBERTY PLAZA
           NEW YORK, NEW YORK 10285                       NEW YORK, NEW YORK 10006
                (212) 640-2000                                 (212) 255-2000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined in light of market conditions.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



================================================================================

    Pursuant to the registrant's undertaking in Item 17 of Part II of this registration statement as originally filed, the registrant hereby removes from registration the unsold portion of securities registered hereunder.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment number eight to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of December, 2005.


                                                   AMERICAN EXPRESS COMPANY


                                                   By  /S/ STEPHEN P. NORMAN
                                                       -------------------------



                                                           STEPHEN P. NORMAN
                                                         (AS ATTORNEY-IN-FACT)



    Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment number eight to the registration statement has been signed by the following persons in the capacities and on the date indicated.



                SIGNATURE                                   TITLE                        DATE
                ---------                                   -----                        ----
                    *                       Chairman, Chief Executive Officer and  December 23, 2005
 .........................................    Director
           KENNETH I. CHENAULT

                    *                       Executive Vice President and Chief     December 23, 2005
 .........................................    Financial Officer
             GARY CRITTENDEN

                    *                       Senior Vice President and Comptroller  December 23, 2005
 .........................................    (Chief Accounting Officer)
             JOAN LORDI AMBLE

                    *                       Director                               December 23, 2005
 .........................................
            DANIEL F. AKERSON

                                            Director                               December 23, 2005
 .........................................
           CHARLENE BARSHEFSKY

                    *                       Director                               December 23, 2005
 .........................................
             WILLIAM G. BOWEN

                                            Director                               December 23, 2005
 .........................................
             URSULA M. BURNS

                    *                       Director                               December 23, 2005
 .........................................
              PETER R. DOLAN

                    *                       Director                               December 23, 2005
 .........................................
          VERNON E. JORDAN, JR.

                    *                       Director                               December 23, 2005
 .........................................
               JAN LESCHLY

                    *                       Director                               December 23, 2005
 .........................................
              RICHARD MCGINN

                    *                       Director                               December 23, 2005
 .........................................
             EDWARD D. MILLER

                SIGNATURE                                   TITLE                        DATE
                ---------                                   -----                        ----
                    *                       Director                               December 23, 2005
 .........................................
             FRANK P. POPOFF

                    *                       Director                               December 23, 2005
 .........................................
             ROBERT D. WALTER

      *By     /S/ STEPHEN P. NORMAN                                                December 23, 2005
 .........................................
            STEPHEN P. NORMAN
          (AS ATTORNEY-IN-FACT)